Exhibit 10.5

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAIN PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

Execution version	202236910010001759
JFLSPV2022L048-01

Novation Agreement

in respect of

(a) a memorandum of agreement; and

(b) a bareboat charter

each in respect of one bulk carrier with hull no. 0120839

Dated	14 December 2022

(1)	MOUNT BANDEIRA INC. (formerly known as YANGRA INC.

(as Seller)

(2)	(Jianxin Jinjiushiqi Leasing (Tianjin) Co., Ltd.

(as Original Buyer)

(3)	(HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.)

(as New Buyer)

Contents

		Page

1	Definitions and Interpretation	4

2	Representations and Warranties	5

3	Conditions for novation and amendments	6

4	Novation, confirmation and amendments	7

5	Miscellaneous	10

6	Notices	11

7	Governing Law and Arbitration	11

Schedule A	Form of Effective Time Notice	13

Schedule B	Form of Deed of Release and Reassignment	14

Novation Agreement

Dated	14 December 2022

Between:

(1)	MOUNT BANDEIRA INC. (formerly known as YANGRA INC.), a company incorporated under the laws of The Republic of Liberia with registration number C-122824 whose registered address is 80, Broad Street, Monrovia, Liberia (the “Seller”);

(2)	(JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.), a company incorporated under the laws of The People’s Republic of China whose registered address is Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Free Trade Port Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China (the “Original Buyer”); and

(3)	(HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.), a company incorporated under the laws of The People’s Republic of China whose registered address is Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Comprehensive Free Trade Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China (the “New Buyer”).

Whereas:

(A)	Pursuant to a building contract dated 22 June 2021, as amended and supplemented pursuant to addendum no. 1 dated 22 June 2021, as may be further amended, supplemented, novated or replaced from time to time, the “Building Contract”), on the terms and subject to the conditions of which New Times Shipbuilding Co., Ltd. (the “Builder”) has agreed to design, engineer, build, launch, equip, complete, deliver and sell, and the Seller has agreed to purchase, one (1) new 210,000 DWT bulk carrier as further described in the Building Contract and bearing the Builder’s hull number [***] along with all her appurtenances, associated equipment, materials, stores, spare parts and documentation (the “Vessel”), upon the terms and conditions therein.

(B)	By a memorandum of agreement in respect of the Vessel dated 20 April 2022 and made between the Original Buyer as buyer and the Seller as seller as amended and supplemented by side agreement no.1 dated 25 July 2022 (the “Original MOA”), the Original Buyer agreed to purchase and the Seller agreed to sell the Vessel pursuant to the terms and conditions therein.

(C)	By a bareboat charter in respect of the Vessel dated 20 April 2022 and made between the Original Buyer as owners and the Seller as bareboat charterers (the “Original Charter”, together with the Original MOA, the “Original Documents”), the Original Buyer agreed to let and the Seller agreed to charter the Vessel immediately following her delivery under the Original MOA.

(D)	The Original Buyer wishes to transfer to the New Buyer, and the New Buyer wishes to assume, all of the rights and obligations (other than in relation to paragraph (a) of clause 59 (Fees and expenses) of the Original Charter) of the Original Buyer under the Original Documents. The Seller is willing to agree to the substitution of the New Buyer in place of the Original Buyer in relation to those rights and obligations and to the release of the Original Buyer in respect of those rights and obligations, subject to and upon the terms and conditions of this Agreement.

Now it is hereby agreed as follows:

1	Definitions and Interpretation

1.1	Words and expressions having defined meanings in the Original Charter shall, except where otherwise defined herein, have the same meanings when used in this Agreement, and in this Agreement:

“Actual Delivery Date” means the date of delivery of the Vessel by the New Buyer to the Seller under the Novated Charter.

“Charter Agreements” means (a) the Original Charter, (b) the Novated Charter and (c) this Agreement.

“Effective Time” means the date and time when all the conditions precedent set out in Clause 3.1 are satisfied or waived, as evidenced by a duly executed Effective Time Notice.

“Effective Time Notice” means the notice to be signed and exchanged in accordance with clause 3.3 in the form set out in Schedule A.

“Instalment” has the meaning given to such term in the Novated MOA.

“MOA Agreements” means (a) the Original MOA, (b) the Novated MOA and (c) this Agreement.

“Novated Charter” means the Original Charter as novated and amended by this Agreement.

“Novated MOA” means the Original MOA as novated and amended by this Agreement.

1.2	In this Agreement:

1.2.1	words denoting the plural number include the singular and vice versa;

1.2.2	words denoting persons include corporations, partnerships, associations of persons (whether incorporated or not) or governmental or quasi-governmental bodies or authorities and vice versa;

1.2.3	references to Clauses and Schedules are references to clauses of, and schedules to, this Agreement;

1.2.4	references to this Agreement include the recitals to this Agreement;

1.2.5	the headings and contents page(s) are for the purpose of reference only, have no legal or other significance, and shall be ignored in the interpretation of this Agreement; and

1.2.6	references to statutes or provisions of statutes are references to those statutes, or those provisions, as from time to time amended, replaced or re-enacted;

1.3	The Seller and the New Buyer hereby designate this Agreement as a Transaction Document under the Novated Charter.

2	Representations and Warranties

2.1	Each party’s representations and warranties

Each party represents and warrants to each of the other parties to this Agreement that the following statements are, at the date hereof, true and accurate:

2.1.1	it is duly incorporated under the laws of its country of incorporation and has full power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated by the MOA Agreements and the Charter Agreements to which it is a party;

2.1.2	the execution, delivery and performance by it of the MOA Agreements and the Charter Agreements to which it is a party and the consummation of the transactions contemplated by the MOA Agreements and the Charter Agreements have been duly authorised by all necessary corporate action and do not contravene any applicable law, regulation or order binding on it or any of its assets or its constitutional documents;

2.1.3	neither the execution, delivery and performance by it of the MOA Agreements and the Charter Agreements to which it is a party nor the consummation of any of the transactions by it contemplated by the MOA Agreements and the Charter Agreements to which it is a party, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

2.1.4	the obligations assumed by it in the MOA Agreements and the Charter Agreements to which it is a party are legal, valid and binding upon it, subject to the general principles of equity and laws affecting creditors’ rights generally.

2.2	Seller’s representations and warranties

The Seller represents to each of the other parties to this Agreement that the following statements are, as at the date hereof, true and accurate:

2.2.1	there are no disputes outstanding between the Seller and the Original Buyer under any Original Document, the Seller is not aware of any unremedied defaults under any Original Document or of any other fact or circumstance which would entitle the Seller to terminate or cancel any Original Document and the Seller has complied with the terms and conditions of each Original Document; and

2.2.2	no Original Document has been amended, varied, cancelled, novated or terminated and represents the entire agreement between the Original Buyer and the Seller relating to the sale and leaseback of the Vessel.

2.3	Original Buyer’s representations and warranties to New Buyer

The Original Buyer represents and warrants to the New Buyer that the following statements are, at the date of this Agreement, true and accurate:

2.3.1	the Original Buyer has supplied the New Buyer with a true, complete and up-to-date copy of each Original Document;

2.3.2	there are no disputes outstanding between the Original Buyer and the Seller under any Original Document, the Original Buyer is not aware of any unremedied defaults by the Seller under any Original Document or of any other fact or circumstance which would entitle the Original Buyer to terminate or cancel any Original Document and the Original Buyer has complied with the terms and conditions of each Original Contract; and

2.3.3	no Original Document has been amended, varied, cancelled, novated or terminated and represents the entire agreement between the Original Buyer and the Seller relating to sale and leaseback of the Vessel.

3	Conditions for novation and amendments

3.1	The novation of the Original Documents in accordance with Clause 4 is subject to the following conditions precedent:

3.1.1	an original of this Agreement being signed by all parties thereto;

3.1.2	each party to this Agreement delivering to each of the other parties to this Agreement:

(a)	copies of its constitutional documents; and

(b)	evidence that all necessary corporate action has been taken to authorise the execution, delivery and performance by that Party of this Agreement and all documents required to be given hereunder;

3.1.3	the New Buyer and the Seller receiving from the Original Buyer a copy of a deed of release and reassignment in the form set out in Schedule B duly executed by the Original Buyer, together with any notice of release and reassignment required under such deed of release and reassignment duly executed by the Original Buyer; and

3.1.4	(x) each of the following security documents being signed and left undated and (y) each company who is a party to the following documents confirming that each document to which it is a party can be dated immediately following the Effective Time:

(a)	a guarantee to be made by the Guarantor in favour of the New Buyer in respect of the Seller’s obligations under the Novated MOA and the Novated Charter and the other Transaction Documents (as defined in the Novated Charter);

(b)	a share charge over the entire issued share capital of the Seller to be executed by the Chargor in favour of the New Buyer;

(c)	a pre-delivery deed of assignment in respect of the Vessel executed by the Seller in favour of the New Buyer in relation to the Seller’s rights, title and interests in and to, and all benefits accruing to it under or pursuant to the Building Contract and the Refund Guarantee (each as defined in the Novated MOA);

(d)	a deed of assignment in respect of the Vessel to be executed by the Seller in favour of the New Buyer in relation to certain of the Seller’s rights and interests in and to (among other things) the Insurances, the Earnings and the Requisition Compensation (each as defined in the Novated Charter); and

(e)	an account pledge agreement over the Earnings Account (as defined in the Novated Charter) and all amounts from time to time standing to the credit of Earnings Account to be executed by the Seller in favour of the New Buyer.

3.2	All documents and evidence delivered to the relevant party pursuant to Clause 3.1 shall:

3.2.1	be in form and substance acceptable to the receiving party (acting reasonably);

3.2.2	be accompanied, if required by the receiving party, by translations into the English language, certified in a manner acceptable to such party; and

3.2.3	if reasonably required the receiving party, be certified, notarised, legalised or attested in a manner acceptable to such party.

3.3	Effective Time Notice

At the time when all the conditions precedent set out in Clause 3.1 are satisfied or waived then the Effective Time Notice shall be completed and executed by all the parties to this Agreement to evidence the Effective Time.

4	Novation, confirmation and amendments

4.1	In consideration of the mutual agreements and undertakings contained in this Agreement and for other valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties to this Agreement) it is hereby agreed that as and with effect from the Effective Time:

4.1.1

(a)	the New Buyer assumes all the obligations and liabilities of the Original Buyer under the Original MOA and agrees to be bound by the terms of the Original MOA in every way as if the New Buyer were a party to the Original MOA in place of the Original Buyer; and

(b)	the New Buyer assumes all the obligations and liabilities of the Original Buyer under the Original Charter and agrees to be bound by the terms of the Original Charter in every way as if the New Buyer were a party to the Original Charter in place of the Original Buyer;

4.1.2

(a)	the Seller releases and discharges the Original Buyer from all obligations, liabilities, claims and demands under the Original MOA and accepts the liability of the New Buyer under the Original MOA in place of the liability of the Original Buyer; and

(b)	the Seller releases and discharges the Original Buyer from all obligations, liabilities, claims and demands under the Original Charter and accepts the liability of the New Buyer under the Original Charter in place of the liability of the Original Buyer;

4.1.3

(a)	the New Buyer has the benefit of all the rights and claims of the Original Buyer under the Original MOA and the Seller agrees to be bound by the terms of the Original NOA in every way as if the New Buyer were a party to the Original MOA in place of the Original Buyer; and

(b)	the New Buyer has the benefit of all the rights and claims (other than the Original Buyer’s rights and claims in relation to paragraph (a) of clause 59 (Fees and expenses) of the Original Charter) of the Original Buyer under the Original Charter and the Seller agrees to be bound by the terms of the Original Charter (other than in relation to paragraph (a) of clause 59 (Fees and expenses) of the Original Charter) in every way as if the New Buyer were a party to the Original Charter in place of the Original Buyer;

4.1.4

(a)	the Original Buyer releases and discharges the Seller from all obligations, liabilities, claims and demands under the Original MOA; and

(b)	the Original Buyer releases and discharges the Seller from all obligations, liabilities, claims and demands under the Original Charter (other than the Seller’s obligation to pay to the Original Buyer the Upfront Fee pursuant to paragraph (a) of clause 59 (Fees and expenses) of the Original Charter).

4.2	Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall subject the Seller to any liability to which it would not otherwise be subject under any Original Document or diminish in any way any rights or remedies to which the Seller would otherwise be entitled under any Original Document or modify in any respect the Seller’s contractual rights and obligations under any Original Document.

4.3	Each party confirms and acknowledges that:

4.3.1	despite the novation in accordance with this Agreement, the Seller shall remain obliged to pay to the Original Buyer the Additional Upfront Fee with effect from the Effective Time and that:

(a)	the Seller shall pay to the Original Buyer the Additional Upfront Fee and provide documentary evidence of such payment before the date of payment of the first Instalment under the Novated MOA and in any event before the Actual Delivery Date; and

(b)	the Seller shall pay to the Original Buyer the Additional Upfront Fee prior to any sale as referred to under clause 12.1 of the Novated MOA (the “Sale”);

4.3.2	(x) each of the Seller and the New Buyer shall supply to the Original Buyer, promptly upon becoming aware of them, the proposed date of the first Instalment under the Novated MOA, the date of any payment of the First Instalment under the Novated MOA, the proposed Actual Delivery Date, the occurrence of the Actual Delivery Date, the proposed date of any Sale and the date of any Sale and (y) the Seller acknowledges that the it shall remain obliged to pay the Original Buyer only the Upfront Fee.

4.4	With effect from the Effective Time, the Original MOA shall be, and shall be deemed to have been, amended as follows:

4.4.1	in clause 23 (Notices) the stated address and email address of the party other than the “Sellers” shall be replaced with the following:

(HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.)

Address:	c/o No.1 Building, No.99 East Jialingjiang Street, Nanjing, Jiangsu Province, P.R. China

Email:	[***]

Attention:	[***]

4.4.2	paragraph (a)(iii) of clause 12.1 shall be removed in its entirety; and

4.4.3	paragraph (b)(iii) of clause 12.1 shall be removed in its entirety.

4.5	With effect from the Effective Time, the Original Charter shall be, and shall be deemed to have been, amended as follows:

4.5.1	in clause 73 (Notices) the stated address and email address of the party other than the “Charterers” shall be replaced with the following:

 (HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.)

Address:	c/o No.1 Building, No.99 East Jialingjiang Street, Nanjing, Jiangsu Province, P.R. China

Email:	[***]

Attention:	[***]

4.5.2	the following expression shall be inserted into clause 32 (Definitions) such that such new expression with the existing expressions in clause 32 (Definitions) shall be listed alphabetically:

““Original Owners” means (JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.), a company incorporated under the laws of The People’s Republic of China whose registered address is Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Free Trade Port Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China.”;

4.5.3	paragraph (a) of clause 34 shall be removed in its entirety and be replaced with:

“(a) The MOA By a memorandum of agreement dated 20 April 2022 made between the Original Owners (as buyers thereunder) and the Sellers (as sellers thereunder) as amended and supplemented by side agreement no. 1 dated 25 July 2022 entered into between the Original Owners, the Sellers and the Guarantor, as amended and novated by an novation agreement dated 14 December 2022 entered into between the Original Owners, the Sellers and the Owners (the “MOA”), the Owners have agreed to purchase and the Sellers have agreed to sell the Vessel subject to the terms and conditions therein.”;

4.5.4	paragraph (a)(i) of clause 59 (Fees and expense) shall be removed in its entirety; and

4.5.5	Schedule 3 (List of Related Vessels and Relevant Information) shall be replaced with:

Name of Vessel	Builder	Related Owners	Related Charterers
Hull number [***]	NEW TIMES SHIPBUILDING CO., LTD.	(HUICHENG (TIANJIN) SHIPPING LEASING CO., LTD.)	MOUNT HUA INC. (formerly known as DABLAM INC.)

5	Miscellaneous

5.1	Counterparts

This Agreement may be executed in any number of counterparts each of which shall be original but which shall constitute the same instrument.

5.2	Amendments

This Agreement may be amended only by an instrument in writing signed by all of the parties to this Agreement.

5.3	Waiver

Any waiver of any right, power or privilege by any party to this Agreement shall be in writing signed by that party. No failure or delay by any party to this Agreement to exercise any right, power or privilege under this Agreement shall operate as a waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege or of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

5.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

6	Notices

6.1	Every notice, request, demand or other communication under this Agreement shall be sent:

6.1.1	to the Seller at:

MOUNT BANDEIRA INC.

Address: c/o 2020 Bulkers Management AS,

  Tjuvholmen allé 3, 0252 Oslo,

  Norway

Email:	[***]

Attention:	[***]

6.1.2	to the Original Buyer at:

 (JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.)

Address:	11th Floor, Building 4, ChangAnXingRong Center, No.1 Naoshikou Street, Xicheng District, Beijing, China 100031

Email:	[***]

Attention:	[***]

6.1.3	to the New Buyer at:

 (HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.)

Address:	c/o No.1 Building, No.99 East Jialingjiang Street, Nanjing, Jiangsu Province, P.R. China

Email:	[***]

Attention:	[***]

or in each case to such other person, address, email address or fax number as one party may notify in writing to the other parties to this Agreement.

7	Governing Law and Arbitration

7.1	This Agreement and any non-contractual obligations arising from or in connection with it are in all respects governed by and shall be interpreted in accordance with English law.

7.2	Any dispute, controversy, difference or claim arising out of or relating to this Agreement, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration in Hong Kong administered by the Hong Kong International Arbitration Centre (“HKIAC”) under the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted.

7.3	The seat of the arbitration shall be Hong Kong.

7.4	The number of arbitrators shall be three.

7.5	The arbitration proceedings shall be conducted in English.

7.6	The law governing this Clause 7 shall be English law.

Schedule A

Form of Effective Time Notice

Novation Agreement dated [                                              ] 20[      ] (the “Agreement”) in relation to hull no. 0120839

In accordance with Clause 3.3 of the Agreement, the parties to the Agreement hereby confirm that the conditions precedent set out in Clause 3.1 of the Agreement have been satisfied at [          ] hours on [                                                   ] 20[       ].

For and on behalf of

MOUNT BANDEIRA INC.

(as Seller)

For and on behalf of

 (Jianxin Jinjiushiqi Leasing (Tianjin) Co., Ltd.

(as Original Buyer)

For and on behalf of

 (HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.)

(as New Buyer)

Schedule B

Form of Deed of Release and Reassignment

Execution version

Deed of Release and Reassignment

Dated                                                        20____

(1)	(Jianxin Jinjiushiqi Leasing (Tianjin) Co., Ltd.

(2)	MOUNT BANDEIRA INC. (formerly known as YANGRA INC.)

(3)	HIMALAYA SHIPPING LTD.

Contents

Page

1	Definitions	2

2	Release and Reassignment	2

3	Governing Law	2

Schedule 1	The Subject Security Documents	4

Schedule 2	Form of Notices of Reassignment and Release	5

Deed of Release and Reassignment

Dated                                             20___

By:

(1)	(JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.), a company incorporated under the laws of The People’s Republic of China whose registered address is Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Free Trade Port Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China (the “Owner”);

In favour of

(2)	MOUNT BANDEIRA INC. (formerly known as YANGRA INC.), a company incorporated under the laws of The Republic of Liberia with registration number C-122824 whose registered address is 80, Broad Street, Monrovia, Liberia (the “Charterer”); and

(3)	HIMALAYA SHIPPING LTD., an exempted company incorporated according to the laws of Bermuda (with registration number 56490) whose registered address is at 2nd Floor, S.E. Pearman Building, 9 Par-la-Ville Road, Hamilton HM11, Bermuda (the “Chargor”, together with the Charterer, the “Obligors”)

Whereas:

(A)	Pursuant to a building contract dated 22 June 2021, as amended and supplemented pursuant to addendum no. 1 dated 22 June 2021, as may be further amended, supplemented, novated or replaced from time to time, the “Building Contract”), on the terms and subject to the conditions of which New Times Shipbuilding Co., Ltd. (the “Builder”) has agreed to design, engineer, build, launch, equip, complete, deliver and sell, and the Charterer has agreed to purchase, one (1) new 210,000 DWT bulk carrier as further described in the Building Contract and bearing the Builder’s hull number [***], along with all her appurtenances, associated equipment, materials, stores, spare parts and documentation (the “Vessel”).

(B)	By a memorandum of agreement in respect of the Vessel dated 20 April 2022 and made between the Owner as buyer and the Charterer as seller as amended and supplemented by a side agreement no. 1 dated 25 July 2022 (collectively, the “Original MOA”), the Owner agreed to purchase and the Charterer agreed to sell the Vessel pursuant to the terms and conditions therein.

(C)	By a bareboat charter in respect of the Vessel dated 20 April 2022 and made between the Owner as owner and the Charterer as charterer (the “Original Charter”, together with the Original MOA, the “Original Documents”), the Owner agreed to let and the Charterer agreed to charter the Vessel following her delivery under the Original MOA.

(D)	As security for the obligations of the Charterer to the Owner under the, among other things, the Original Documents, the Obligors have executed the Subject Security Documents (as defined below).

(E)	By a novation agreement in respect of the Vessel dated __________ 2022 and made between the Charterer as seller, the Owner as original buyer and (3) (HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.) (the “New Owner”) as new buyer, the Owner agreed to transfer to the New Owner and the New Owner agreed to assume the rights and obligations of the Original Buyer under the Original Documents subject to and upon the terms and conditions thereunder.

This Deed witnesses as follows:

1	Definitions

1.1	Unless otherwise specified in this Deed, all words and expressions defined or explained in the Original Charter shall have the same meanings when used in this Deed, and in this Deed,

“Subject Share Charge” has the meaning given to such term in Schedule 1 (The Subject Security Documents).

“Subject Security Documents” means collectively the documents listed in Schedule 1 (The Subject Security Documents) to this Deed.

1.2	In this Deed, any reference to this Deed includes the Schedules hereto.

2	Release and Reassignment

2.1	The Owner hereby:

2.1.1	releases and discharges each Obligor from all obligations under the Subject Security Documents to which it is a party and discharges all security granted by such Obligor under such Subject Security Documents; and

2.1.2	reassigns and releases to each Obligor all its right, title and interest in and to all the property assigned to the Owner or charged in favour of the Owner under the Subject Security Documents to which it is a party.

2.2	The Owner hereby undertakes forthwith to execute the notices of reassignment and release, each in the form set out in Schedule 2 (Form of Notices of Reassignment and Release) to this Deed and to deliver each executed notice of reassignment and release to the Charterer.

2.3	The Owner shall execute and sign such other documents and do all such other acts and things as Charterer may reasonably request in order to give effect to this Deed.

2.4	The Owner hereby undertakes to return to the Chargor every certificate in respect of the Initial Shares (as defined under the Subject Share Charge) and (if any) Further Shares (as defined in the Subject Share Charge).

2.5	The Owner makes and gives no representation, warranty or covenant in relation to the property reassigned by this Deed except that it has not itself assigned or charged that property.

3	Governing Law

This Deed and any non-contractual obligations arising from or in connection with it shall be governed by and construed in accordance with English law and subject to the exclusive jurisdiction of the English courts.

In witness of which this Deed has been duly executed and delivered as a deed the day and year first before written.

Schedule 1	The Subject Security Documents

1.	A guarantee and indemnity in respect of the Vessel dated 20 April 2022 executed by the Chargor in favour of the Owner;

2.	A share charge over shares in the Charterer dated 20 April 2022 executed by the Chargor in favour of the Owner (the “Subject Share Charge”);

3.	A pre-delivery deed of assignment in respect of the Vessel dated 20 April 2022 executed by the Charterer in favour of the Owner in relation to the Charterer’ rights, title and interests in and to, and all benefits accruing to it under or pursuant to the Building Contract and the Refund Guarantee;

4.	A deed of assignment in respect of the Vessel dated 20 April 2022 executed by the Charterer in favour of the Owner in relation to certain of the Charterer’s rights and interests in and to (among other things) the Insurances, the Earnings and the Requisition Compensation; and

5.	An account pledge agreement over the Earnings Account and all amounts from time to time standing to the credit of the Earnings Account dated 20 April 2022 executed by the Charterer in favour of the Owner.

Schedule 2	Form of Notices of Reassignment and Release

Part A Notice of Reassignment of Building Contract

We, (JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.), with registered office at Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Free Trade Port Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China, the assignee under a pre-delivery deed of assignment in writing dated 20 April 2022 executed in our favour by MOUNT BANDEIRA INC. (formerly known as YANGRA INC.) (the “Assignor”), hereby give notice that by a deed of release and reassignment dated _______________ we reassigned to the Assignor all our right, title and interest in and to the building contract dated 22 June 2021, as amended and supplemented pursuant to addendum no. 1 dated 22 June 2021 in respect of a vessel with hull number [***] entered into between New Times Shipbuilding Co., Ltd. as seller and the Assignor as buyer.

Signed:_______________________________________________

For and on behalf of

(JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.)

Dated	20

Part B Notice of Reassignment of Refund Guarantee

We, (JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.), with registered office at Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Free Trade Port Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China, the assignee under a pre-delivery deed of assignment in writing dated 20 April 2022 executed in our favour by MOUNT BANDEIRA INC. (formerly known as YANGRA INC.) (the “Assignor”), hereby give notice that by a deed of release and reassignment dated ______________________________ we reassigned to the Assignor all our right, title and interest in and to the letter of guarantee numbered [***] and dated 21 July 2021 issued by Agricultural Bank of China, Jiangsu Branch in favour of the Assignor in relation to a building contract dated 22 June 2021, as amended and supplemented pursuant to addendum no. 1 dated 22 June 2021 in respect of a vessel hull number [***] entered into between New Times Shipbuilding Co., Ltd. as seller and the Assignor as buyer.

Signed:_______________________________________________

For and on behalf of

(JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.)

Dated	20

Part C Notice of Release to Account Bank

We, (JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.), with registered office at Room 202, Office Area of Inspection Warehouse, No. 6262 Aozhou Road, Dongjiang Free Trade Port Zone, Tianjin Pilot Free Trade Zone, the People’s Republic of China, the pledgee of all claims, monies and amounts deposited into and standing to the credit of the earnings account of the Pledgor (as defined below) with [***] (the “Earnings Account”) pursuant to an account pledge agreement dated 20 April 2022 (the “Account Pledge”) executed in our favour by MOUNT BANDEIRA INC. (formerly known as YANGRA INC.) (the “Pledgor”), hereby give notice that by a deed of release and reassignment dated ______________________________ we release to the Pledgor all our right, title and interest in and to the Earnings Account under the Account Pledge.

Signed:_______________________________________________

For and on behalf of

(JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.)

Dated	20

The Owner

Signed and delivered	)
as a Deed	)
by	)
(JIANXIN JINJIUSHIQI LEASING (TIANJIN) CO., LTD.))
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: .............................................................

Name:

Address:

In witness of which this Agreement has been duly executed and delivered as a Deed the day and year first before written.

[***]
Signed and delivered	)	[***]
as a Deed by	)	[***]
MOUNT BANDEIRA INC.	)	[***]
acting by	)	[***]
	)	ATTORNEY-IN-FACT
its duly authorised	)
)
in the presence of:	)
[***]
Witness signature: [***].........................................................................
Name: [***]
Address: Fridtjof Nansens PL.7 Oslo, Norway

Signed and delivered	)
as a Deed by	)
(Jianxin Jinjiushiqi Leasing	)
(Tianjin) Co., Ltd. ))
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: ...............................................................................
Name:
Address:

Signed and delivered	)
as a Deed by	)
(HUINUO	)
(TIANJIN) SHIPPING LEASING CO., LTD.))
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: ...............................................................................

Name:

Address:

15

In witness of which this Agreement has been duly executed and delivered as a Deed the day and year first before written.

Signed and delivered	)
as a Deed by	)
MOUNT BANDEIRA INC.	)
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: ...............................................................................
Name:
Address:

Signed and delivered	)
as a Deed by	)
(Jianxin Jinjiushiqi Leasing (Tianjin) Co., Ltd. )	) )	[***] [***]
acting by [***]	)	[***]
	)	[***]
its duly authorised attorney-in-fact	)	[***]
)
in the presence of:	)
[***]
Witness signature: [***].........................................................................
Name: [***]
Address:18/F, United Centre, 95 Queensway, Hong Kong

Signed and delivered	)
as a Deed by	)
(HUINUO (TIANJIN))
SHIPPING LEASING CO., LTD.))
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: ...............................................................................

Name:

Address:

In witness of which this Agreement has been duly executed and delivered as a Deed the day and year first before written.

Signed and delivered	)
as a Deed by	)
MOUNT BANDEIRA INC.	)
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: ...............................................................................
Name:
Address:

Signed and delivered	)
as a Deed by	)
(Jianxin Jinjiushiqi	)
Leasing (Tianjin) Co., Ltd. ))
acting by	)
)
its duly authorised	)
)
in the presence of:	)

Witness signature: ...............................................................................
Name:
Address:

Signed and delivered	)
as a Deed by	)
(HUINUO (TIANJIN) SHIPPING LEASING CO., LTD.)	) )	[***] [***]
acting by	)	[***]
	)	[***]
its duly authorised	)	Executive Director
)
in the presence of: [***]	)
[***]
Witness signature: [***].........................................................................
Name: [***]
Address: